Exhibit 10.1

Amendment No. 6 to the

Aspen Group, Inc.

2012 Equity Incentive Plan

This Amendment No. 6 to the 2012 Equity Incentive Plan (the “Plan”) amends the number of shares authorized under the Plan by deleting 16,300,000 from Section 4 and replacing it with 20,300,000.